UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 1, 2014

PROSPECT GLOBAL RESOURCES INC.

(Exact name of registrant as specified in its charter)

Nevada	001-35590	26-3024783
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1401 17th Street
Suite 1550
Denver, CO	80202
(Address of Principal Executive Offices)	(Zip Code)

(303) 990-8444

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                                   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03.                                        Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On May 1, 2014, we entered into amendments to our loan documents with Karlsson (dated April 29, 2014) to extend the date by which we may prepay the entire Karlsson indebtedness for $15 million (the “Discounted Payment Amount”) to May 16, 2014.  We have agreed to exchange the 172,117 warrants currently held by Karlsson (of which 60,000 have an exercise price of $6.00 per share and 112,117 have an exercise price of $12.50 per share) for a number of shares of our common stock (the “Karlsson Exchange Shares”) equal to 4.99% of (i) the number of shares of our common stock that would be outstanding on April 30, 2014, after giving effect to the issuance of the Karlsson Exchange Shares and the issuance of all shares of our common stock issuable in exchange for 5,691,952 of our outstanding Series A Warrants.  This number of shares is expected to be approximately 563,448.  We previously had agreed with Karlsson to pay them 10% of the proceeds in excess of $200 million received by us upon a sale of Prospect consummated on or prior to February 1, 2018.  In connection with this extension the threshold amount was reduced from $200 million to $165 million.  As previously agreed, upon payment of the Discounted Payment Amount Karlsson will receive new warrants to purchase a number of shares of our common stock equal to the excess of (x) 4.99% of the sum of the number of shares to be outstanding after giving effect to the issuance of shares sold in conjunction with the capital raised to pay the Discounted Payment Amount plus exercise or conversion of all then outstanding rights to acquire or securities convertible into common stock, plus the number of shares subject to the new warrant over (y) the number of shares owned by Karlsson on the date the warrant is issued.  The new warrant will have a term of five years from the issuance date, a cashless exercise option and a strike price equal to the price per share of our common stock sold in conjunction with the capital raised to pay the Discounted Payment Amount.

Upon payment of the Discounted Payoff Amount on or prior to May 16, 2014, the Karlsson debt will be deemed paid in full, and Karlsson will release its first priority lien over our assets. However, in the event we do not pay the Discounted Payoff Amount on or before May 16, 2014, we will be in default under the Karlsson debt documents as in effect prior to Karlsson’s agreement to accept a Discounted Payment Amount without the ability to cure such default, which would allow Karlsson to foreclose on all of our assets. The current amount we would owe if we do not pay the Discounted Payment Amount by May 16, 2014 is approximately $153.8 million.

Item 3.02.                                        Unregistered Sales of Equity Securities.

Issuance of the new shares and warrants to Karlsson will not be registered under the Securities Act of 1933.  The issuance of these securities will be exempt from registration, pursuant to Section 4(2) of the Securities Act of 1933 and Regulation D and Rule 506 promulgated thereunder.  These securities qualify for exemption since the issuance of the securities by us did not involve a public offering and the purchaser will be an accredited investor as defined in Regulation D. The offering was not a “public offering” as defined in Section 4(2) due to our existing relationship with the purchaser, the insubstantial number of persons involved in the sale, size of the offering, manner of the offering and number of securities offered. Based on an analysis of the above factors, we have met the requirements to qualify for exemption under Section 4(2) of the Securities Act and Regulation D for this transaction.

Item 8.01.                                        Other Events.

On May 1, 2014 we entered into waivers, dated April 29, 2014, with Very Hungry LLC and Scott Reiman 1991 Trust whereby they agreed to waive applicability of the full ratchet anti-dilution provisions of their Series A Warrants for our pending Series A Warrant exchange and any future transactions provided that we complete an equity financing (private or public) by the close of business on June 30, 2014 in an amount at least equal to the lesser of $17 million or the amount necessary to retire the Karlsson debt plus $2 million.

Also on May 1, 2014 we entered into royalty and option agreements with Grandhaven, LLC whereby we assigned Grandhaven royalty interests in our gross revenues from potash production of 1% on some parcels owned by us and 2.1% on other parcels owned by us.  These agreements replaced the form of overriding royalty interests assignment and royalty deed provided for in our prior agreements with respect to Grandhaven’s purchase of a royalty interest in us.

Item 9.01.                                        Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Form of Warrant to be issued to The Karlsson Group
10.1	Seventh Extension Agreement with The Karlsson Group
10.2	Fourteenth Amendment to The Karlsson Group Senior First Priority Secured Promissory Note
10.3	Amendment No. 2 to The Karlsson Group Additional Consideration Agreement
10.4	Form of The Karlsson Group Mutual Release of Claims
10.5	Royalty Agreement with The Karlsson Group (American West Potash)
10.6	Royalty Agreement with The Karlsson Group (Apache)
10.7	Form of Amendment No. 3 to Karlsson Group Registration Rights Agreement
10.8	Form of Third Amendment to Karlsson Group Supplemental Payment Agreement
10.9	Waivers of Application of Series A Warrant Anti-Dilution Protection by Very Hungry LLC and Scott Reiman 1991 Trust
10.10	Royalty Agreement with Grandhaven (American West Potash)
10.11	Royalty Agreement with Grandhaven (Apache)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROSPECT GLOBAL RESOURCES INC.

		By:	/s/ Gregory M. Dangler
Date:	May 2, 2014		President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
4.1	Form of Warrant to be issued to The Karlsson Group
10.1	Seventh Extension Agreement with The Karlsson Group
10.2	Fourteenth Amendment to The Karlsson Group Senior First Priority Secured Promissory Note
10.3	Amendment No. 2 to The Karlsson Group Additional Consideration Agreement
10.4	Form of The Karlsson Group Mutual Release of Claims
10.5	Royalty Agreement with The Karlsson Group (American West Potash)
10.6	Royalty Agreement with The Karlsson Group (Apache)
10.7	Form of Amendment No. 3 to Karlsson Group Registration Rights Agreement
10.8	Third Amendment to Karlsson Group Supplemental Payment Agreement
10.9	Waivers of Application of Series A Warrant Anti-Dilution Protection by Very Hungry LLC and Scott Reiman 1991 Trust
10.10	Royalty Agreement with Grandhaven (American West Potash)
10.11	Royalty Agreement with Grandhaven (Apache)